[Front cover]

Semiannual Report January 31, 2001



Oppenheimer
Trinity Growth Fund





[LOGO]  OPPENHEIMERFUNDS\R\
        THE RIGHT WAY TO INVEST

[Inside front cover]

REPORT HIGHLIGHTS


FUND OBJECTIVE
Oppenheimer Trinity Growth Fund seeks capital appreciation.


CONTENTS
1. President's Letter
3. An Interview with Your
Fund's Managers


CUMULATIVE TOTAL RETURNS
For the Six-Month Period Ended 1/31/01*
                WITHOUT         WITH
                SALES CHG.      SALES CHG.
Class A         -19.81%         -24.42%
Class B         -20.21%         -24.20%
Class C         -20.14%         -20.94%
Class Y         -19.69%


AVERAGE ANNUAL TOTAL RETURNS
For the 1-Year Period Ended 1/31/01*
                WITHOUT         WITH
                SALES CHG.      SALES CHG.
Class A         -14.08%         -19.02%
Class B         -14.88%         -19.13%
Class C         -14.80%         -15.65%
Class Y         -13.88%

*See Notes on page 6 for further details.

PRESIDENT'S LETTER

BRIDGET A. MACASKILL
President
Oppenheimer
Trinity Growth Fund

DEAR SHAREHOLDER,
The year 2000 was one to remember, both for the performance of the financial markets and the lessons it presented to all investors.

In many ways, 2000 was a study in contrasts. Many stocks experienced sharp declines, while municipal and high quality bonds performed strongly. The year began with unrestrained enthusiasm for technology stocks in particular, and growth stocks in general, but ended with value-oriented stocks providing better performance.

Market conditions shifted dramatically during 2000.When the year began, the economy was growing rapidly, raising concerns that long-dormant inflationary pressures might resurface. By midyear, however, after a series of interest rate hikes by the Federal Reserve Board (the Fed), the economy began to slow--triggering fears of a potential recession.The slowing economy generally hurt the stock market and benefited high quality bonds.

The lessons provided by a volatile and difficult year reinforced many of the basic investment principles we have discussed in this letter from time to time. In 2000, market volatility was a powerful reminder of the importance of investment diversification--the time-honored strategy of spreading risk among various asset classes, industry groups and investment styles. In addition, actively managed funds generally outperformed passive index funds, as research-intensive security selection again made a critical difference for portfolio returns. Perhaps most important, the markets in 2000 confirmed that sound business fundamentals, rather than investment fads, are a more powerful determinant of investment success over the long term.

Looking forward, we are cautiously optimistic. Our caution arises from expectations that the economy will grow only moderately during the first half of 2001.The Fed, already more concerned about a potential recession than inflation, reversed its monetary policy of the past 18 months by reducing key short-term interest rates. This rate cut, combined with the possibility of future interest rate reductions and a federal income tax cut, may help the economy achieve a "soft landing."

Our current situation has mixed implications for stocks and bonds.While slowed growth may mean decelerated corporate earnings growth, lower interest rates could bolster stock valuations. Similarly, slower economic growth has helped interest-rate-sensitive securities, such as U.S. Government securities, but may have a negative effect on credit-sensitive corporate bonds.


1 Oppenheimer Trinity Growth Fund

PRESIDENT'S LETTER

In overseas markets, we believe potential investment opportunities may reside in Europe, which appears to be experiencing slow, steady growth bolstered by the strengthening euro and falling oil prices. Signs are less encouraging in Japan, where the economy generally remains weak. Lower interest rates are buoying the economies of the emerging markets--but slowing growth, plus Mideast tensions, could cast a shadow over these regions.

In this uncertain environment, we intend to adhere to the same proven investment principles that have driven our funds' past success: broad diversification to help reduce risk, an unwavering focus on business fundamentals to seek likely winners, and a long-term perspective that preserves the integrity of each fund's investment approach. Regardless of the short-term movements of the financial markets, these principles--fundamental parts of The Right Way to Invest--should serve investors well in 2001 and beyond.


Sincerely,

/S/Bridget A. Macaskill

Bridget A. Macaskill

February 22, 2001


These general market views represent opinions of OppenheimerFunds, Inc. and are not intended to predict or depict performance of the securities markets or any particular fund. Specific information that applies to your Fund is contained in the pages that follow. Stocks and bonds have different types of investment risks; for example, stocks are subject to price changes from market volatility and other factors and bonds are subject to credit and interest rate risks.

2 Oppenheimer Trinity Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS

PORTFOLIO MANAGEMENT TEAM
Miguel de Braganca
Daniel Burke
Blake Gall

HOW WOULD YOU CHARACTERIZE THE FUND'S PERFORMANCE DURING THE SIX-MONTH PERIOD THAT ENDED JANUARY 31, 2001?
The past six months proved a volatile and challenging period for most broad equity markets, particularly those focused on growth.While, of course, we would have preferred to deliver positive results, our disciplined, bottom-up stock selection process enabled us to generally keep pace with our benchmark, the S&P 500/BARRA Growth Index.

WHAT MADE THIS SUCH A CHALLENGING PERIOD?
Slowing U.S. economic growth drove most broad market indices lower, including the S&P 500 and NASDAQ Composite Index, as well as the Fund's benchmark, the S&P 500/BARRA Growth Index.The market downturn was primarily in technology stocks, which had been the focus of market strength during the first few months of 2000.As technology stocks declined from the unprecedented valuation levels to which they had risen, market strength broadened to include a variety of other sectors, such as healthcare, finance and utilities.

HOW DID YOU MANAGE THE FUND IN LIGHT OF THESE CONDITIONS?
We maintained our focus on the stocks of large, growth-oriented companies, including many of the best-known, fastest growing companies in the United States across a variety of industry sectors.

Our management approach centers around our adherence to a consistent investment strategy throughout changing market conditions.We use proven valuation techniques and multifactor computer models to rank stocks within our benchmark index, based on their relative attractiveness.We control portfolio risk by selectively overweighting the most appealing holdings compared to the S&P 500/BARRA Growth Index, and underweighting or selling the least attractive. At the same time, we maintain sector weights similar to that of the Fund's bench-mark index to ensure broad diversification within the portfolio. Because our models are optimized for each sector, this approach eliminates the influences of emotional and subjective biases while helping us determine the most attractive prospects in the prevailing market environment.

Informed by the data generated by our models, we built a diversified portfolio of stocks that reflected the sector weightings of the S&P 500/BARRA Growth Index during the period.As was the case with the Index, technology was by far the Fund's largest sector, representing approximately 50% of assets at the beginning of the period. Declines in the sector were responsible for most of the Fund's losses.We suffered from disappointing performance in computer hardware stocks, such as Sun Microsystems, Inc.; software stocks, such as Oracle Corp.; and elec-tronic infrastructure stocks, such as Cisco Systems, Inc. Overall, our technology holdings declined approximately 40% compared to 30% for the benchmark.These declines, along with the latest periodic reconstitution of the S&P 500/BARRA Growth Index, caused the technology weighting of the Fund and the Index to fall by the end of the period.


3 Oppenheimer Trinity Growth Fund

AN INTERVIEW WITH YOUR FUND'S MANAGERS


DID PERFORMANCE IN ANY OTHER SECTORS SIGNIFICANTLY HURT OR HELP THE FUND COMPARED TO THE INDEX?
The Fund benefited from strong returns in the healthcare sector at a time when many investors were looking for a "safe haven"from falling technology stock prices. Our healthcare holdings, which averaged approximately 25% of the Fund's assets during the period, outperformed the Index's healthcare component.Within healthcare, our best performers included leading pharmaceutical companies, such as Bristol-Myers Squibb Co., Johnson & Johnson, and American Home Products Corp. We held more of these stocks than the benchmark because our ranking process favored them based on their healthy earnings estimates and attractive pricing. We also outperformed the Index in the financial and utilities sectors.

DID YOU IMPLEMENT ANY REFINEMENTS TO YOUR STOCK RANKING MODELS?
As portfolio managers, we have been employing quantitative models similar to the Fund's for decades across a wide range of market cycles and conditions. In the process of creating a systematic, highly disciplined method of building and managing portfolios, we have continually worked to refine our approach.

During the past few months, for example, we have added several revenue-based evaluation factors to our stock ranking models.These and other revenue-based factors are useful measures for evaluating the attractiveness of stocks in fast-growing companies that have yet to produce substantial earnings.They join a research library of approximately 50 stock ranking and valuation techniques we use to reduce investment risks while positioning the Fund to outperform its index, as well as most other broadly based, growth-oriented large-cap equity funds.

WHAT IS YOUR OUTLOOK FOR THE FUTURE?
While we are disappointed with the impact of the technology decline on the Fund's performance during the period, we believe that the recent strength we've seen in a variety of other market sectors represents a healthy trend for the overall market. Generally, we expect the Fund's disciplined, diversified investment approach to benefit during times of broad-based market strength.

Currently, the U.S. economy's key challenge is to avoid slowing too rapidly. Until it is clear whether or not such a "soft landing" has been achieved, market volatility is likely to remain at an unusually high level. In this challenging and changeable environment, we continue to maintain our unwavering focus on large-cap stocks listed in the S&P 500/BARRA Growth Index. Our highly disciplined, long-term approach to growth investing is what makes Oppenheimer Trinity Growth Fund an important part of The Right Way to Invest.

4 Oppenheimer Trinity Growth Fund

AVERAGE ANNUAL TOTAL RETURNS WITH SALES CHARGE
For the Periods Ended 12/31/00(1)
                1-YEAR          SINCE INCEPTION
Class A         -27.66%         -14.43%
Class B         -27.80%         -13.99%
Class C         -24.69%         -11.32%
Class Y         -23.20%         -10.38%


TOP TEN COMMON STOCK HOLDINGS(3)
General Electric Co.            10.1%
Cisco Systems, Inc.             7.4
Pfizer, Inc.                    5.6
IBM Corp.                       4.6
Wal-Mart Stores, Inc.           4.5
American Home Products Corp.    4.4
Microsoft Corp.                 3.9
Oracle Corp.                    3.7
EMC Corp.                       3.5
Siebel Systems, Inc.            3.3

SECTOR ALLOCATION(2)
Technology                         40.9%
        Computer Software          16.5
        Computer Hardware          10.2
        Communications Equipment    8.7
        Electronics                 4.9
        Computer Services           0.6
Healthcare                         25.5
        Healthcare/Drugs           23.7
        Healthcare/Supplies
           & Services               1.8
Capital Goods                      11.0
Consumer Cyclicals                  8.6
Consumer Staples                    8.0
Financial                           6.0


1. See page 6 for further details.
2. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on total market value of common stock holdings.
3. Portfolio is subject to change. Percentages are as of January 31, 2001, and are based on net assets.


5 Oppenheimer Trinity Growth Fund

NOTES

IN REVIEWING PERFORMANCE AND RANKINGS, PLEASE REMEMBER THAT PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT IN THE FUND WILL FLUCTUATE SO THAT AN INVESTOR'S SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THE ORIGINAL COST. BECAUSE OF ONGOING MARKET VOLATILITY, THE FUND'S PERFORMANCE MAY BE SUBJECT TO FLUCTUATIONS AND CURRENT PERFORMANCE MAY BE LESS THAN THE RESULTS SHOWN. FOR UPDATES ON THE FUND'S PERFORMANCE, PLEASE CONTACT YOUR FINANCIAL ADVISOR, CALL US AT
1.800.525.7048 OR VISIT OUR WEBSITE AT WWW.OPPENHEIMERFUNDS.COM.


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. Cumulative total returns are not annualized.The Fund's total returns shown do not show the effects of income taxes on an individual's investment.Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares. Please note that Oppenheimer Trinity Growth Fund has a limited operating history and is not an index fund.The inception date of all classes is 9/1/99.The Fund's portfolio managers are employed by the Fund's sub-advisor, Trinity Investment Management Corporation, an affiliate of OppenheimerFunds, Inc., the Fund's investment manager. The S&P 500/BARRA Growth Index is a subset of stocks included in the S&P 500 Index, is unmanaged and cannot be purchased directly by investors.

Unless otherwise noted, Class A total returns are shown net of the applicable 5.75% maximum initial sales charge.

Unless otherwise noted, Class B total returns are shown net of the applicable contingent deferred sales charge of 4% (since inception) and 5% (1-year). Class B shares are subject to an annual 0.75% asset-based sales charge.

Unless otherwise noted, Class C total returns are shown net of the 1% contingent deferred sales charge for the 1-year period. Class C shares are subject to an annual 0.75% asset-based sales charge.

Class Y shares are only offered to certain institutional investors under special agreements with the distributor.
An explanation of the different calculations of performance is in the Fund's Statement of Additional Information.

6 Oppenheimer Trinity Growth Fund


--------------------------------------------------------------------------------------------------------------------------
Statement of Investments                                                           January 31, 2001 (Unaudited)


                                                                                                                 Market Value
                                                                                            Shares               See Note 1
--------------------------------------------------------------------------------------------------------------------------
Common Stocks - 94.8%
--------------------------------------------------------------------------------------------------------------------------
Capital Goods - 10.5%
--------------------------------------------------------------------------------------------------------------------------
Electrical Equipment - 10.1%
--------------------------------------------------------------------------------------------------------------------------
General Electric Co.                                                                        18,700               $860,200
--------------------------------------------------------------------------------------------------------------------------
Manufacturing - 0.4%
--------------------------------------------------------------------------------------------------------------------------
Sanmina Corp.                                                       (1)                        700                 34,037
--------------------------------------------------------------------------------------------------------------------------
Consumer Cyclicals - 8.1%
--------------------------------------------------------------------------------------------------------------------------
Leisure & Entertainment - 0.5%
--------------------------------------------------------------------------------------------------------------------------
Harley-Davidson, Inc.                                                                        1,000                 45,390
--------------------------------------------------------------------------------------------------------------------------
Media - 2.0%
--------------------------------------------------------------------------------------------------------------------------
Dow Jones & Co., Inc.                                                                        2,100                127,365
--------------------------------------------------------------------------------------------------------------------------
Interpublic Group of Cos., Inc.                                                              1,000                 41,200
                                                                                                        ------------------
                                                                                                                  168,565
--------------------------------------------------------------------------------------------------------------------------
Retail:  General - 5.6%
--------------------------------------------------------------------------------------------------------------------------
Kohl's Corp.                                                        (1)                      1,300                 92,300
--------------------------------------------------------------------------------------------------------------------------
Wal-Mart Stores, Inc.                                                                        6,800                386,240
                                                                                                        ------------------
                                                                                                                  478,540
--------------------------------------------------------------------------------------------------------------------------
Consumer Staples - 7.6%
--------------------------------------------------------------------------------------------------------------------------
Beverages - 4.2%
--------------------------------------------------------------------------------------------------------------------------
Anheuser-Busch Cos., Inc.                                                                    1,000                 43,360
--------------------------------------------------------------------------------------------------------------------------
Coca-Cola Co. (The)                                                                          2,300                133,400
--------------------------------------------------------------------------------------------------------------------------
PepsiCo, Inc.                                                                                4,100                180,687
                                                                                                        ------------------
                                                                                                                  357,447
--------------------------------------------------------------------------------------------------------------------------
Food - 2.5%
--------------------------------------------------------------------------------------------------------------------------
Quaker Oats Co.                                                                              2,100                199,500
--------------------------------------------------------------------------------------------------------------------------
Sysco Corp.                                                                                    600                 16,152
                                                                                                        ------------------
                                                                                                                  215,652
--------------------------------------------------------------------------------------------------------------------------
Food & Drug Retailers - 0.9%
--------------------------------------------------------------------------------------------------------------------------
Walgreen Co.                                                                                 1,900                 77,786
--------------------------------------------------------------------------------------------------------------------------
Financial - 5.6%
--------------------------------------------------------------------------------------------------------------------------
Banks - 0.7%
--------------------------------------------------------------------------------------------------------------------------
State Street Corp.                                                                             500                 56,465
--------------------------------------------------------------------------------------------------------------------------
Diversified Financial - 1.8%
--------------------------------------------------------------------------------------------------------------------------
American Express Co.                                                                         1,000                 47,100
--------------------------------------------------------------------------------------------------------------------------
Providian Financial Corp.                                                                      800                 46,680
--------------------------------------------------------------------------------------------------------------------------
Schwab (Charles) Corp.                                                                       2,400                 63,384
                                                                                                        ------------------
                                                                                                                  157,164
--------------------------------------------------------------------------------------------------------------------------
Insurance - 3.1%
--------------------------------------------------------------------------------------------------------------------------
American International Group, Inc.                                                             500                 42,510
--------------------------------------------------------------------------------------------------------------------------
Marsh & McLennan Cos., Inc.                                                                  2,100                227,115
                                                                                                        ------------------
                                                                                                                  269,625
--------------------------------------------------------------------------------------------------------------------------
Healthcare - 24.2%
--------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs - 22.5%
--------------------------------------------------------------------------------------------------------------------------
American Home Products Corp.                                                                 6,400                378,240
--------------------------------------------------------------------------------------------------------------------------
Bristol-Myers Squibb Co.                                                                     4,500                278,505
--------------------------------------------------------------------------------------------------------------------------
Johnson & Johnson                                                                            2,700                251,451
--------------------------------------------------------------------------------------------------------------------------
Lilly (Eli) & Co.                                                                            1,500                118,200
--------------------------------------------------------------------------------------------------------------------------
Merck & Co., Inc.                                                                            2,000                164,360


 7  Oppenheimer Trinity Growth Fund


--------------------------------------------------------------------------------------------------------------------------
Statement of Investments (continued)


                                                                                                               Market Value
                                                                                          Shares               See Note 1
--------------------------------------------------------------------------------------------------------------------------
Healthcare/Drugs (continued)
--------------------------------------------------------------------------------------------------------------------------
Pfizer, Inc.                                                                                10,500             $  474,075
--------------------------------------------------------------------------------------------------------------------------
Pharmacia Corp.                                                                              4,500                252,090
                                                                                                        ------------------
                                                                                                                1,916,921
--------------------------------------------------------------------------------------------------------------------------
Healthcare/Supplies & Services - 1.7%
--------------------------------------------------------------------------------------------------------------------------
Allergan, Inc.                                                                               1,400                114,450
--------------------------------------------------------------------------------------------------------------------------
Medtronic, Inc.                                                                                600                 32,400
                                                                                                        ------------------
                                                                                                                  146,850
--------------------------------------------------------------------------------------------------------------------------
Technology - 38.8%
--------------------------------------------------------------------------------------------------------------------------
Computer Hardware - 9.7%
--------------------------------------------------------------------------------------------------------------------------
EMC Corp.                                                           (1)                      3,900                296,361
--------------------------------------------------------------------------------------------------------------------------
International Business Machines Corp.                                                        3,500                392,000
--------------------------------------------------------------------------------------------------------------------------
Sun Microsystems, Inc.                                              (1)                      4,500                137,531
                                                                                                        ------------------
                                                                                                                  825,892
--------------------------------------------------------------------------------------------------------------------------
Computer Services - 0.6%
--------------------------------------------------------------------------------------------------------------------------
Automatic Data Processing, Inc.                                                                800                 47,888
--------------------------------------------------------------------------------------------------------------------------
Computer Software - 15.6%
--------------------------------------------------------------------------------------------------------------------------
AOL Time Warner, Inc.                                               (1)                      5,250                275,940
--------------------------------------------------------------------------------------------------------------------------
Microsoft Corp.                                                     (1)                      5,400                329,737
--------------------------------------------------------------------------------------------------------------------------
Oracle Corp.                                                        (1)                     10,900                317,463
--------------------------------------------------------------------------------------------------------------------------
Siebel Systems, Inc.                                                (1)                      4,200                278,513
--------------------------------------------------------------------------------------------------------------------------
Veritas Software Corp.                                              (1)                      1,400                132,825
                                                                                                        ------------------
                                                                                                                1,334,478
--------------------------------------------------------------------------------------------------------------------------
Communications Equipment - 8.2%
--------------------------------------------------------------------------------------------------------------------------
Cisco Systems, Inc.                                                                         16,800                628,950
--------------------------------------------------------------------------------------------------------------------------
Tellabs, Inc.                                                       (1)                      1,100                 71,294
                                                                                                        ------------------
                                                                                                                  700,244
--------------------------------------------------------------------------------------------------------------------------
Electronics - 4.7%
--------------------------------------------------------------------------------------------------------------------------
Intel Corp.                                                                                  6,200                229,400
--------------------------------------------------------------------------------------------------------------------------
Power-One, Inc.                                                     (1)                      1,000                 47,063
--------------------------------------------------------------------------------------------------------------------------
QLogic Corp.                                                        (1)                      1,400                123,200
                                                                                                        ------------------
                                                                                                                  399,663
                                                                                                        ------------------
Total Common Stocks (Cost $7,978,420)                                                                           8,092,807

                                                                                          Principal
                                                                                          Amount
--------------------------------------------------------------------------------------------------------------------------
Repurchase Agreements - 4.4%
--------------------------------------------------------------------------------------------------------------------------
Repurchase agreement with Banc One Capital Markets,
Inc., 5.65%, dated 1/31/01, to be repurchased at
$375,059 on 2/1/01, collateralized by U.S. Treasury
Bonds, 6.625%--7.25%, 5/15/16--2/15/27, with a value
of $25,141and U.S. Treasury Nts., 4.25%--7.875%,
5/31/01--5/15/09, with a value of $357,612 (Cost $375,000)                                $375,000                375,000

--------------------------------------------------------------------------------------------------------------------------
Total Investments, at Value (Cost $8,353,420)                                                 99.2%             8,467,807
--------------------------------------------------------------------------------------------------------------------------
Other Assets Net of Liabilities                                                                0.8                 64,278
                                                                                   ----------------   --------------------
Net Assets                                                                                   100.0%            $8,532,085
                                                                                   ================   ====================


1.  Non-income-producing security.

See accompanying Notes to Financial Statements.
 8  Oppenheimer Trinity Growth Fund


-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                 January 31, 2001 (Unaudited)




-----------------------------------------------------------------------------------------------------------------------------
Assets
Investments, at value (cost $8,353,420) - see accompanying statement                                              $8,467,807
-----------------------------------------------------------------------------------------------------------------------------
Cash                                                                                                                     297
-----------------------------------------------------------------------------------------------------------------------------
Receivables and other assets:
Shares of beneficial interest sold                                                                                   141,126
Interest and dividends                                                                                                 2,261
Other                                                                                                                  1,972
                                                                                                          -------------------
Total assets                                                                                                       8,613,463

-----------------------------------------------------------------------------------------------------------------------------
Liabilities
Payables and other liabilities:
Investments purchased                                                                                                 45,348
Shareholder reports                                                                                                   14,013
Shares of beneficial interest redeemed                                                                                13,694
Legal, auditing and other professional fees                                                                            5,492
Distribution and service plan fees                                                                                     1,509
Trustees' compensation                                                                                                   563
Other                                                                                                                    759
                                                                                                          -------------------
Total liabilities                                                                                                     81,378

-----------------------------------------------------------------------------------------------------------------------------
Net Assets                                                                                                        $8,532,085
                                                                                                          ===================

-----------------------------------------------------------------------------------------------------------------------------
Composition of Net Assets
Paid-in capital                                                                                                  $10,537,882
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net investment loss                                                                                      (63,392)
-----------------------------------------------------------------------------------------------------------------------------
Accumulated net realized loss on investment transactions                                                          (2,056,792)
-----------------------------------------------------------------------------------------------------------------------------
Net unrealized appreciation on investments                                                                           114,387
                                                                                                          -------------------
Net assets                                                                                                        $8,532,085
                                                                                                          ===================


 9  Oppenheimer Trinity Growth Fund


-----------------------------------------------------------------------------------------------------------------------------
Statement of Assets and Liabilities                                                 January 31, 2001 (Unaudited)




-----------------------------------------------------------------------------------------------------------------------------
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$4,410,602 and 482,092 shares of beneficial interest outstanding)                                                      $9.15
Maximum offering price per share (net asset value plus sales charge
of 5.75% of offering price)                                                                                            $9.71

-----------------------------------------------------------------------------------------------------------------------------
Class B Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $2,991,011
and 330,682 shares of beneficial interest outstanding)                                                                 $9.04

-----------------------------------------------------------------------------------------------------------------------------
Class C Shares:
Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $1,129,554
and 124,966 shares of beneficial interest outstanding)                                                                 $9.04

-----------------------------------------------------------------------------------------------------------------------------
Class Y Shares:
Net asset value, redemption price and offering price per share (based on
net assets of $918 and 100 shares of beneficial interest outstanding)                                                  $9.18

See accompanying Notes to Financial Statements.




 10  Oppenheimer Trinity Growth Fund


Statement of Operations                                                             For the Six Months Ended January 31, 2001
                                                                                     (Unaudited)


-----------------------------------------------------------------------------------------------------------------------------
Investment Income
Dividends                                                                                                            $33,009
-----------------------------------------------------------------------------------------------------------------------------
Interest                                                                                                              14,330
                                                                                                          -------------------
Total income                                                                                                          47,339

-----------------------------------------------------------------------------------------------------------------------------
Expenses
Management fees                                                                                                       42,428
-----------------------------------------------------------------------------------------------------------------------------
Distribution and service plan fees:
Class A                                                                                                                4,225
Class B                                                                                                               16,118
Class C                                                                                                                6,902
-----------------------------------------------------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees:
Class A                                                                                                                4,591
Class B                                                                                                                2,193
Class C                                                                                                                  828
-----------------------------------------------------------------------------------------------------------------------------
Shareholder reports                                                                                                   17,153
-----------------------------------------------------------------------------------------------------------------------------
Legal, auditing and other professional fees                                                                           12,549
-----------------------------------------------------------------------------------------------------------------------------
Trustees' compensation                                                                                                   642
-----------------------------------------------------------------------------------------------------------------------------
Custodian fees and expenses                                                                                              184
-----------------------------------------------------------------------------------------------------------------------------
Other                                                                                                                  3,102
                                                                                                          -------------------
Total expenses                                                                                                       110,915
Less expenses paid indirectly                                                                                           (184)
                                                                                                          -------------------
Net expenses                                                                                                         110,731

-----------------------------------------------------------------------------------------------------------------------------
Net Investment Loss                                                                                                  (63,392)

-----------------------------------------------------------------------------------------------------------------------------
Realized and Unrealized Loss
Net realized loss on investments                                                                                  (2,056,792)
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized depreciation on investments                                                                (477,531)
                                                                                                          -------------------
Net realized and unrealized loss                                                                                  (2,534,323)

-----------------------------------------------------------------------------------------------------------------------------
Net Decrease in Net Assets Resulting from Operations                                                             ($2,597,715)
                                                                                                          ===================


See accompanying Notes to Financial Statements.




11  Oppenheimer Trinity Growth Fund


-----------------------------------------------------------------------------------------------------------------------------
Statements of Changes in Net Assets

                                                                                             Six Months Ended
                                                                                             January 31, 2001    Period Ended
                                                                                             (Unaudited)         July 31, 2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Operations
Net investment loss                                                                            ($63,392)            ($48,361)
-----------------------------------------------------------------------------------------------------------------------------
Net realized gain (loss)                                                                     (2,056,792)              42,927
-----------------------------------------------------------------------------------------------------------------------------
Net change in unrealized appreciation (depreciation)                                           (477,531)             591,918
                                                                                    --------------------  -------------------
Net increase (decrease) in net assets resulting from operations                              (2,597,715)             586,484

-----------------------------------------------------------------------------------------------------------------------------
Beneficial Interest
Transactions Net increase (decrease) in net assets resulting from beneficial interest transactions:
Class A                                                                                      (1,168,813)           6,557,669
Class B                                                                                         435,340            3,180,449
Class C                                                                                             932            1,434,698
Class Y                                                                                             (34)                  75

-----------------------------------------------------------------------------------------------------------------------------
Net Assets
Total increase (decrease)                                                                    (3,330,290)          11,759,375
-----------------------------------------------------------------------------------------------------------------------------
Beginning of period                                                                          11,862,375              103,000 (2)
                                                                                    --------------------  -------------------
End of period (including accumulated net investment
loss of $63,392 for the six months ended January 31, 2001)                                   $8,532,085          $11,862,375
                                                                                    ====================  ===================


1.  For the period from September 2, 1999 (inception of offering) to July 31,
2000.
2. Reflects the value of the Mananger's initial seed money investment at August 18, 1999.

See accompanying Notes to Financial Statements.



12  Oppenheimer Trinity Growth Fund



-----------------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                        Class A                                   Class B
                                                        --------------------------------          ---------------------------
                                                        Six Months Ended    Period Ended          Six Months Ended    Period Ended
                                                        January 31, 2001    July 31,              January 31, 2001    July 31,
                                                        (Unaudited)         2000(1)               (Unaudited)         2000(1)
-----------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                    $11.41              $10.00                $11.33              $10.00
-----------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment income (loss)                              (.05)               (.03)                 (.08)               (.07)
Net realized and unrealized gain (loss)                  (2.21)               1.44                 (2.21)               1.40
                                                        ---------------------------------------------------------------------
Total income (loss) from investment operations           (2.26)               1.41                 (2.29)               1.33

-----------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.15              $11.41                 $9.04              $11.33
                                                        =======             ======                 =====              ======

-----------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                     (19.81)%            14.10%                (20.21)%            13.30%
-----------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $4,411              $7,088                $2,991              $3,298
-----------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $6,655              $4,536                $3,203              $1,639
-----------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment loss                                      (0.76)%             (0.48)%               (1.63)%             (1.35)%
Expenses                                                 1.62%               1.50%                 2.49%               2.37%
Expenses, net of indirect expenses                         N/A               1.47%                   N/A               2.34%
-----------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    99%                173%                   99%                173%


1.  For the period from September 1, 1999 (inception of offering) to July 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.


13  Oppenheimer Trinity Growth Fund



------------------------------------------------------------------------------------------------------------------------------
Financial Highlights
                                                        Class C                                   Class Y
                                                        --------------------------------          --------------------------------
                                                        Six Months Ended    Period Ended          Six Months Ended    Period Ended
                                                        January 31, 2001    July 31,              January 31, 2001    July 31,
                                                        (Unaudited)         2000(1)               (Unaudited)         2000(1)
------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Data
Net asset value, beginning of period                    $11.32              $10.00                 $11.43              $10.00
------------------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:
Net investment loss                                       (.09)               (.06)                  (.03)               (.02)
Net realized and unrealized gain                         (2.19)               1.38                  (2.22)               1.45
                                            -------------------   -----------------    -------------------   -----------------
Total income (loss) from investment operations           (2.28)               1.32                  (2.25)               1.43

------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                           $9.04              $11.32                  $9.18              $11.43
                                            ===================   =================    ===================   =================

------------------------------------------------------------------------------------------------------------------------------
Total Return, at Net Asset Value(2)                     (20.14)%            13.20%                 (19.69)%            14.30%
------------------------------------------------------------------------------------------------------------------------------
Ratios/Supplemental Data
Net assets, end of period (in thousands)                $1,130              $1,475                     $1                  $1
------------------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                       $1,371               $ 644                     $1                  $1
------------------------------------------------------------------------------------------------------------------------------
Ratios to average net assets: (3)
Net investment loss                                      (1.68)%             (1.35)%                (0.51)%             (0.36)%
Expenses                                                 2.47%               2.37%                  1.35%               1.38%
Expenses, net of indirect expenses                         N/A               2.34%                    N/A               1.35%
------------------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate                                    99%                173%                    99%                173%


1.  For the period from September 1, 1999 (inception of offering) to July 31,
2000.
2. Assumes a $1,000 hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.
3.  Annualized for periods of less than one full year.

See accompanying Notes to Financial Statements.




14  Oppenheimer Trinity Growth Fund

NOTES TO FINANCIAL STATEMENTS  (UNAUDITED)



1.  SIGNIFICANT ACCOUNTING POLICIES
Oppenheimer Trinity Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, an open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager).

The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold at their offering price, which is normally net asset value plus a front-end sales charge. Class B and Class C shares are sold without a front-end sales charge but may be subject to a contingent deferred sales charge (CDSC). Class Y shares are sold to certain institutional investors without either a front-end sales charge or a CDSC. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

SECURITIES VALUATION Securities listed or traded on National Stock Exchanges or other domestic or foreign exchanges are valued based on the last sale price of the security traded on that exchange prior to the time when the Fund's assets are valued. In the absence of a sale, the security is valued at the last sale price on the prior trading day, if it is within the spread of the closing bid and asked prices, and if not, at the closing bid price. Securities (including restricted securities) for which quotations are not readily available are valued primarily using dealer-supplied valuations, a portfolio pricing service authorized by the Board of Trustees, or at their fair value. Fair value is determined in good faith under consistently applied procedures under the supervision of the Board of Trustees. Short-term "money market type" debt securities with remaining maturities of sixty days or less are valued at amortized cost (which approximates market value).

REPURCHASE AGREEMENTS The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

ALLOCATION OF INCOME, EXPENSES, GAINS AND LOSSES Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

FEDERAL TAXES The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

TRUSTEES' COMPENSATION The Fund has adopted an unfunded retirement plan for the Fund's independent Board of Trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the six months ended January 31, 2001, a provision of $334 was made for the Fund's projected benefit obligations resulting in an accumulated liability of $334 as of January 31, 2001.


15  Oppenheimer Trinity Growth Fund

The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of annual compensation they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Board of Trustees in shares of one or more Oppenheimer funds selected by the trustee. The amount paid to the Board of Trustees under the plan will be determined based upon the performance of the selected funds. Deferral of trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net investment income per share.

DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS Dividends and distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

CLASSIFICATION OF DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERs Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes. The character of dividends and distributions made during the fiscal year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

EXPENSE OFFSET ARRANGEMENTS Expenses paid indirectly represent a reduction of custodian fees for earnings on cash balances maintained by the Fund.

OTHER Investment transactions are accounted for as of trade date and dividend income is recorded on the ex-dividend date. Certain dividends from foreign securities will be recorded as soon as the Fund is informed of the dividend if such information is obtained subsequent to the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


16  Oppenheimer Trinity Growth Fund

2.  SHARES OF BENEFICIAL INTEREST
The Fund has authorized an unlimited number of no par value shares of beneficial interest of each class. Transactions in shares of beneficial interest were as follows:


                                                     Six Months Ended January 31, 2001           Period Ended July 31, 2000 (1)
                                                     Shares       Amount                         Shares     Amount
--------------------------------------------------------------------------------------  -----------------------------------------
Class A
Sold                                                   174,573    $         1,744,068             778,646   $          8,459,168
Dividends and/or distributions reinvested                   --                     --                  --                    --
Redeemed                                              (313,881)            (2,912,881)           (167,246)            (1,901,499)
                                             ------------------   --------------------  ------------------  ---------------------
Net increase (decrease)                               (139,308)    $       (1,168,813)            611,400   $          6,557,669
                                             ==================   ====================  ==================  =====================

--------------------------------------------------------------------------------------  -----------------------------------------
Class B
Sold                                                   113,516    $         1,136,644             451,367   $          4,987,674
Dividends and/or distributions reinvested                   --                     --                  --                    --
Redeemed                                               (73,983)              (701,304)           (160,318)            (1,807,225)
                                             ------------------   --------------------  ------------------  ---------------------
Net increase                                            39,533    $           435,340             291,049   $          3,180,449
                                             ==================   ====================  ==================  =====================

--------------------------------------------------------------------------------------  -----------------------------------------
Class C
Sold                                                    49,673    $           495,241             188,719   $          2,090,810
Dividends and/or distributions reinvested                   --                     --                  --                    --
Redeemed                                               (54,984)              (494,309)            (58,542)              (656,112)
                                             ------------------   --------------------  ------------------  ---------------------
Net increase (decrease)                                 (5,311)   $               932             130,177   $          1,434,698
                                             ==================   ====================  ==================  =====================

--------------------------------------------------------------------------------------  -----------------------------------------
Class Y
Sold                                                       (6)    $              (24)                   6   $                 75
Dividends and/or distributions reinvested                  --                     --                   --                     --
Redeemed                                                   --                    (10)                  --                     --
                                             ------------------   --------------------  ------------------  ---------------------
Net increase (decrease)                                    (6)    $              (34)                   6   $                 75
                                             ==================   ====================  ==================  =====================

(1) For the period from September 2, 1999 (inception of offering) to July 31, 2000.

3. PURCHASES AND SALES OF SECURITIES
The aggregate cost of purchases and proceeds from sales of securities, other than short-term obligations, for the six months ended January 31, 2001, were $10,534,811 and $11,172,232, respectively.

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES
Management Fees Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets of the Fund, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, and 0.60% of average annual net assets in excess of $800 million. The Fund's management fee for the six months ended January 31, 2001 was an annualized rate of 0.75%, before any waiver by the Manager if applicable.


17  Oppenheimer Trinity Growth Fund

Transfer Agent Fees OppenheimerFunds Services (OFS), a division of the Manager, acts as the transfer and shareholder servicing agent for the Fund. Prior to January 1, 2001, OFS performed these services on an at-cost basis. Beginning January 2001, OFS is paid at an agreed upon per account fee.

SUB-ADVISOR FEES The Manager pays Trinity Investment Management Corporation (the Sub-Advisor) based on the fee schedule set forth in the Prospectus. For the six months ended January 31, 2001, the Manager paid $14,520 to the Sub-Advisor.

DISTRIBUTION AND SERVICE PLAN FEES Under its General Distributor's Agreement with the Manager, the Distributor acts as the Fund's principal underwriter in the continuous public offering of the different classes of shares of the Fund.

The compensation paid to (or retained by) the Distributor from the sale of shares or on the redemption of shares is shown in the table below for the period indicated.



-------------- ----------------- ------------------ ------------------- ----------------- ----------------
               AGGREGATE         CLASS A            COMMISSIONS ON      COMMISSIONS ON    COMMISSIONS ON
               FRONT-END SALES   FRONT-END SALES    CLASS A SHARES      CLASS B SHARES    CLASS C SHARES
SIX MONTHS     CHARGES ON        CHARGES RETAINED   ADVANCED BY         ADVANCED BY       ADVANCED BY
ENDED          CLASS A SHARES    BY DISTRIBUTOR     DISTRIBUTOR(1)      DISTRIBUTOR(1)    DISTRIBUTOR(1)
-------------- ----------------- ------------------ ------------------- ----------------- ----------------
January 31,    $15,241           $5,524             $1,066              $25,425           $2,998
2001
-------------- ----------------- ------------------ ------------------- ----------------- ----------------

1. The Distributor advances commission payments to dealers for certain sales of Class A shares and for sales of Class B and Class C shares from its own resources at the time of sale.

---------------- ------------------------------- ------------------------------ -------------------------------
                 CLASS A CONTINGENT DEFERRED     CLASS B CONTINGENT DEFERRED    CLASS C CONTINGENT DEFERRED
SIX MONTHS       SALES CHARGES RETAINED BY       SALES CHARGES RETAINED BY      SALES CHARGES RETAINED BY
ENDED            DISTRIBUTOR                     DISTRIBUTOR                    DISTRIBUTOR
---------------- ------------------------------- ------------------------------ -------------------------------
January 31,      $--                             $4,368                         $--
2001
---------------- ------------------------------- ------------------------------ -------------------------------

The Fund has adopted a Service Plan for Class A shares and Distribution and Service Plans for Class B and Class C shares under Rule 12b-1 of the Investment Company Act. Under those plans the Fund pays the Distributor for all or a portion of its costs incurred in connection with the distribution and/or servicing of the shares of the particular class.

CLASS A SERVICE PLAN FEES Under the Class A service plan, the Distributor currently uses the fees it receives from the Fund to pay brokers, dealers and other financial institutions. The Class A service plan permits reimbursements to the Distributor at a rate of up to 0.25% of average annual net assets of Class A shares purchased. The Distributor makes payments to plan recipients quarterly at an annual rate not to exceed 0.25% of the average annual net assets consisting of Class A shares of the Fund. For the six months ended January 31, 2001, payments under the Class A plan totaled $4,225 prior to Manager waiver if applicable, all of which were paid by the Distributor to recipients, and included $444 paid to an affiliate of the Manager. Any unreimbursed expenses the Distributor incurs with respect to Class A shares in any fiscal year cannot be recovered in subsequent years.

CLASS B AND CLASS C DISTRIBUTION AND SERVICE PLAN FEES Under each plan, service fees and distribution fees are computed on the average of the net asset value of shares in the respective class, determined as of the close of each regular business day during the period. The Class B and Class C plans provide for the Distributor to be compensated at a flat rate, whether the Distributor's distribution expenses are more or less than the amounts paid by the Fund under the plan during the period for which the fee is paid.

18  Oppenheimer Trinity Growth Fund

4. FEES AND OTHER TRANSACTIONS WITH AFFILIATES (continued)
The Distributor retains the asset-based sales charge on Class B shares. The Distributor retains the asset-based sales charge on Class C shares during the first year the shares are outstanding. The asset-based sales charges on Class B and Class C shares allow investors to buy shares without a front-end sales charge while allowing the Distributor to compensate dealers that sell those shares.

The Distributor's actual expenses in selling Class B and Class C shares may be more than the payments it receives from the contingent deferred sales charges collected on redeemed shares and asset-based sales charges from the Fund under the plans. If any plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to the Distributor for distributing shares before the plan was terminated. The plans allow for the carry-forward of distribution expenses, to be recovered from asset-based sales charges in subsequent fiscal periods.

--------------------------------------------------------------------------------
DISTRIBUTION FEES PAID TO THE DISTRIBUTOR FOR THE SIX MONTHS ENDED JANUARY 31,
2001, WERE AS FOLLOWS:
-------------------------------------------------------------------------------------------------------------------------
                                                                 DISTRIBUTOR'S AGGREGATE      DISTRIBUTOR'S AGGREGATE
                    TOTAL PAYMENTS        AMOUNT RETAINED BY     UNREIMBURSED EXPENSES        UNREIMBURSED EXPENSES AS
                    UNDER PLAN            DISTRIBUTOR            UNDER PLAN                   % OF NET ASSETS OF CLASS
------------------- --------------------- ---------------------- ---------------------------- ---------------------------
CLASS B PLAN        $16,118               $13,962                $71,946                       2.41%
------------------- --------------------- ---------------------- ---------------------------- ---------------------------
CLASS C PLAN          6,902                 4,902                 14,259                       1.26
------------------- --------------------- ---------------------- ---------------------------- ---------------------------

5.  Bank Borrowings
The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.45%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.08% per annum.

The Fund had no borrowings outstanding during the six months ended or at January 31, 2001.

19  Oppenheimer Trinity Growth Fund

Oppenheimer Trinity Growth Fund

     Officers and Trustees     Leon Levy, Chairman of the Board of Trustees
                               Donald W. Spiro, Vice Chairman of the
                                    Board of Trustees
                               Bridget A. Macaskill, Trustee and President
                               Robert G. Galli, Trustee
                               Phillip A. Griffiths, Trustee
                               Benjamin Lipstein, Trustee
                               Elizabeth B. Moynihan, Trustee
                               Kenneth A. Randall, Trustee
                               Edward V. Regan, Trustee
                               Russell S. Reynolds, Jr., Trustee
                               Clayton K. Yeutter, Trustee
                               Andrew J. Donohue, Secretary
                               Brian W. Wixted, Treasurer
                               Robert J. Bishop, Assistant Treasurer
                               Scott T. Farrar, Assistant Treasurer
                               Robert G. Zack, Assistant Secretary

     Investment Advisor        OppenheimerFunds, Inc.

     Sub-Advisor               Trinity Investment Management Corporation

     Distributor               OppenheimerFunds Distributor, Inc.

     Transfer and              OppenheimerFunds Services
     Shareholder
     Servicing Agent

     Custodian of              The Bank of New York
     Portfolio Securities

     Independent Auditors      KPMG LLP

     Legal Counsel             Mayer, Brown & Platt

The financial statements included herein have been taken from the records of the Fund without examination of those records by the independent auditors.

For more complete information about Oppenheimer Trinity Growth Fund, please refer to the Prospectus. To obtain a copy, call your financial advisor, or call OppenheimerFunds Distributor, Inc. at 1.800.525.7048, or visit the OppenheimerFunds Internet web site, at www.oppenheimerfunds.com.

Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including the possible loss of the principal amount invested.

Oppenheimer funds are distributed by OppenheimerFunds Distributor, Inc., Two World Trade Center, New York, NY 10048-0203


(C) Copyright 2001 OppenheimerFunds, Inc.  All rights reserved.


20  Oppenheimer Trinity Growth Fund

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RS0341.001.0101 April 1, 2001            [LOGO]OPPENHEIMERFUNDS\R\
                                               DISTRIBUTOR, INC.